INVESTMENTS	12 Months Ended
Oct. 31, 2011
Schedule of Investments [Abstract]
INVESTMENTS
INVESTMENTS

Equity Investments

The following table summarizes the company's equity investments as of October 31, 2011 and 2010 (net book value):

	October 31,
	2011	2010
	(in millions)
Long-Term
Cost method investments	$65	$80
Trading securities	49	52
Available-for-sale investments	3	10
Total	$117	$142

Cost method investments consist of non-marketable equity securities and two special funds and are accounted for at historical cost. Trading securities are reported at fair value, with gains or losses resulting from changes in fair value recognized currently in earnings. Investments designated as available-for-sale are reported at fair value, with unrealized gains and losses, net of tax, included in stockholders' equity.

Investments in available-for-sale securities at estimated fair value were as follows as of October 31, 2011 and October 31, 2010:

	October 31, 2011				October 31, 2010
	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Equity securities	1	2	—	3	4	6	—	10
	$1	$2	$—	$3	$4	$6	$—	$10

All of our investments, excluding trading securities, are subject to periodic impairment review. The impairment analysis requires significant judgment to identify events or circumstances that would likely have significant adverse effect on the future value of the investment. We consider various factors in determining whether an impairment is other-than-temporary, including the severity and duration of the impairment, forecasted recovery, the financial condition and near-term prospects of the investee, and our ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery in market value.

Amounts included in other income (expense), net for realized gains and losses on the sale of available-for-sale securities and other than temporary impairments were as follows:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
Available-for-sale investments — realized gain	$6	$2	$1
Other than temporary impairment on investments	$—	$—	$(9)

Net unrealized gains and losses on our trading securities portfolio were $1 million of unrealized gains in 2011, $6 million of unrealized gains in 2010 and $6 million of unrealized losses in 2009.

Realized gains from the sale of cost method securities were zero for 2011 and 2010 and $1 million realized gain for 2009.

Investments in Leases

In February 2001, we sold a parcel of surplus land in San Jose, California for $287 million in cash. In August 2001, we acquired a long-term leasehold interest in several municipal properties in southern California. In 2002, we received $237 million in non-refundable prepaid rent related to the leasehold interests described above. At October 31, 2011 the investment in direct-financing leases was $279 million lease rent receivable, unamortized initial direct costs of $4 million less $202 million of unearned income. At October 31, 2010 the investment in the direct-financing leases was $279 million, unamortized initial direct costs of $4 million and unearned income of $205 million. For the year ended October 31, 2011 and 2010 there were no impairments to our investment in direct-financing leases. Future minimum lease payments are to be received in more than five years from October 31, 2011.